UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 7, 2012

Turbine Truck Engines, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

46600 Deep Woods Road, Paisley, Florida 32767
(Address of principal executive offices)

386-943-8358
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 1.01   Entry Into (Modification of) a Material Definitive Agreement

The Company (“TTE”) entered into a Debt Settlement Agreement (the “Agreement”) dated April 27, 2012 with Alpha Engines Corporation (“Alpha”).  TTE and Alpha entered into that certain License Agreement dated December 31, 2001, pursuant to which TTE has accrued debt to Alpha in the amount of $1,508,250 as of the date of the Agreement.

Pursuant to the terms of the Agreement, Alpha agrees to accept 250,000 shares of the company common stock in full settlement of the Debt and further agreed to reduce the annual license royalty payable under the License Agreement from $250,000 per year to $25,000 per year, retroactive to January 1, 2012, with the first payment being due January 1, 2013.

Item 9.01   Financial Statements and Exhibits

    (c)       Exhibits

Exhibit                                Description

10.1	Debt Settlement Agreement, dated April 27, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turbine Truck Engines, Inc.

Dated: May 7, 2012
/s/ Michael H. Rouse
Michael H. Rouse, CEO

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